Exhibit 99.1

ENTERPRISE FINANCIAL℠

2011 Annual Shareholders Meeting

James J. Murphy, Jr.

Chairman

ENTERPRISE FINANCIAL

THANK YOU



Henry Warshaw

ENTERPRISE FINANCIAL

ENTERPRISE FINANCIAL℠



FINANCIAL SUMMARY

Frank H. Sanfilippo

Executive Vice President & CFO

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2010 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

ENTERPRISE FINANCIAL

FINANCIAL SUMMARY

(dollars in millions) except per share

	2010
Net income	$9.1
Earnings per share	$0.45
Net interest income	$89.6
Provision for loan losses	$33.7
Fee Income	$18.4
Non-interest expense	$62.9
Portfolio loans	$1,893.1
Total deposits	$2,297.7

ENTERPRISE FINANCIAL

ASSET QUALITY IMPROVED


3.19%
3.12%
3.18%
2.60%
3.10%
2.59%
2.10%
2.83%
2.63%
2.69%
2.45%
1.90%
1.76%
1.57%
1.23%
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
NPA/Assets*
NPL/Loans
NCO/Avg Loans

*Excludes covered loans and OREO

ENTERPRISE FINANCIAL

STRONG LOAN RESERVES


2.3%
2.0%
Enterprise Financial
Peer Group*

Loan Reserves to Total Loans


92.0%
61.0%
Enterprise Financial
Peer Group*

Loan Reserves to Non-Performing Loans

* Banks $1 - $5 billion in assets

ENTERPRISE FINANCIAL

CAPITAL LEVEL WELL ABOVE REGULATORY MINIMUM


12.81%
13.32%
14.30%
10% Regulatory Minimum
2008
2009
2010
Total Capital Ratio

ENTERPRISE FINANCIAL

STRONG DEPOSIT GROWTH WITH INCREASING CORE DEPOSITS

(dollars in millions)


$1,792
$1,941
$2,297
Core - 81%
Core - 92%
Core - 93%
Brokered - 19%
Brokered - 8%
Brokered - 7%
2008
2009
2010
Core Deposits

13% 2-Year CAGR

DDA Growth Reduces Cost of Funds

Declining Brokered CD Balances

ENTERPRISE FINANCIAL

INCREASED NET INTEREST MARGIN



7.08%
6.34%
Loan Yield
5.34%
5.45%
5.47%
5.54%
5.67%
5.62%
4.70%
4.31%
Net Interest Margin
3.02%
3.10%
2.97%
3.15%
3.47%
3.46%
2.56%
2.53%
2.48%
2.06%
1.87%
1.75%
1.54%
1.49%
Cost of IB Liabilities
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010

Net Interest Margin

ENTERPRISE FINANCIAL

MULTIPLE SOURCES OF FEE INCOME


Service Charges
26%
Trust 35%
Other 13%
Mortgage Gains
3%
Tax Credit Gains
12%
Securities Gains
11%

% of Total Fee Income

ENTERPRISE FINANCIAL

2010 ENTERPRISE TRUST GROWTH

	2010 GROWTH
Revenue	20%
Assets Under Management	8%
New Relationships	54

17 Top Professionals with 322 Total Years Experience

ENTERPRISE FINANCIAL

GROWING CORE EARNINGS

(dollars in millions)


$7.5
$9.0
$9.7
$16.4
$13.6
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010

Core Earnings
(Pre-Tax, Pre-Provision Earnings)

ENTERPRISE FINANCIAL

2010: A RETURN TO GROWTH

	2010 GROWTH
Core Earnings	52%
Core Deposits	20%
Commercial & Industrial Loans	8%
Net Interest Income	29%
Wealth Management Revenue	38%

ENTERPRISE FINANCIAL

LOOKING AHEAD

How We're Structured to Succeed in the New Competitive Environment

Peter Benoist, President & CEO of Enterprise Financial

SOME WELL-KNOWN BUSINESS BANKS ARE GONE…

National City

SOUTHWEST BANK®

ENTERPRISE FINANCIAL

MANY OTHERS ARE FOCUSED ON INTERNAL ISSUES



THE RIGHT BUSINESS MODEL



A Sharp Focus on Business Customers

ENTERPRISE FINANCIAL

NEW REGULATIONS REDUCING FEE INCOME FROM RETAIL CUSTOMERS


Industry
Retail Fee
Income

WHILE COMPETITORS ADDED RETAIL BRANCHES…


Illinois
Missouri

ENTERPRISE FINANCIAL

…WE ADDED WHAT'S IMPORTANT TO BUSINESS OWNERS: TOP BUSINESS BANKERS & ADVISORS



ENTERPRISE FINANCIAL

…AND WE'LL ADD A FEW MORE… BECAUSE WE'VE BECOME THEIR EMPLOYER OF CHOICE



ENTERPRISE FINANCIAL

Entering the Arizona Market

Robert J. Witterschein

Executive Vice President, Commercial Banking

ACHIEVED SCALE AND PROFITABILITY QUICKLY…


$370 Million
$30 Million
Assets

ENTERPRISE FINANCIAL

…WITHOUT THE CUSTOMARY RISK


FDIC Loss Share Agreement
$370 Million
$30 Million
Assets

ENTERPRISE FINANCIAL

IT'S PAYING OFF IN PROFIT

- Our First Two Arizona Acquisitions Contributed $13 Million to Our Pre-Tax, Pre-Provision Profit in 2010
- Legacy Expected to Add 15-20¢ earnings per share in 2011

ENTERPRISE FINANCIAL

IT'S PAYING OFF IN PEOPLE



IT'S PAYING OFF IN MARKET RECOGNITION

PHOENIX
Business Journal

Enterprise Bank planning to open 2 new branches

BY CHRIS CASACCHIA
ccasacchia@bizjournals.com

Enterprise Bank & Trust is expanding in the Valley with new branches in Goodyear and the Camelback Corridor.

But its path to local growth wasn't easy.

In October 2007, Enterprise Financial Services Corp. hired Jack Barry to estab-

Enterprise, RCB gain assets from Home National

BY CATHY LUEBKE
cluebke@bizjournals.com

Enterprise Bank & Trust is expanding its Phoenix presence with the acquisition of $260 million in loan and real estate assets held by the Arizona operations of Home National Bank in Blackwell, Okla. At the same time, RCB Bank of Oklahoma is entering the market by taking over Home National's four local branches.

Valley banking shows promise despite closure

BY ANGELA GONZALES
agonzales@bizjournals.com

Banking activity is revving up as the economy slowly regains its balance in the Valley's real estate-dominated market.

And bank executives have their eye on expansion, despite another bank closing its doors last week.

First Arizona Savings in Scottsdale was closed by the Office of Thrift Supervision.

SALES: Bankers say credit situation will improve in 2011

FROM PAGE 3

"It's not going to be an overly robust return to credit flow (like) it was three or four years ago before the financial meltdown, but we're certainly looking at an atmosphere where more credit will be available to small businesses and more small businesses will be demanding credit from the commercial banking sector," Merski said.

For the past few years, demand for credit has dropped, he said, which is typical in a recession when small businesses are more cautious. As the employment situation improves and consumer spending increases, small businesses will be in a better position to apply for credit. The banking sector is

'We are really interested in helping those transactions if we can provide senior bank financing.'



Jack Barry
Enterprise Bank & Trust

Jack Barry, Arizona market president for Enterprise Bank & Trust, said he also sees

Enterprise continued its expansion last week with the purchase of some the assets of Legacy Bank, which was shut down Jan. 7 by the Federal Deposit Insurance Corp. Taking over Legacy's two Scottsdale branches marks Enterprise's third acquisition in the past year. Enterprise entered a loss-sharing agreement in which the FDIC will reimburse Enterprise for certain losses incurred in the transaction.

Enterprise now has four bank branches in the Valley and more than 40 employees.

"The economy has begun to turn a little bit," Barry said. "We think it's going to be opportunistic for the merger and acquisition of a variety of companies, and we are really interested in helping those

ENTERPRISE FINANCIAL

LOOKING AHEAD IN ARIZONA

- Build out our Arizona franchise
- Focus on organic Commercial & Industrial loan growth
- Consider acquisition opportunities
  - We have the expertise
  - We have the capacity



ENTERPRISE FINANCIAL

EXPERTISE TO EXPLOIT SPECIALIZED LENDING & TAX CREDIT OPPORTUNITIES

Steve Marsh

Chairman & CEO, Enterprise Bank & Trust

NEW MARKETS WITH FEWER COMPETITORS MEAN MORE PROFITS


SPECIALIZED LENDING
TAX CREDITS
TRADITIONAL LENDING

SPECIALIZED MARKETS ARE DRIVING GROWTH



- Loan Balances Grew 42% from 2008 to 2010
- $177 Million in Loans Outstanding as of Year-end 2010
- $2.7 Million in Loan Fees Earned from 2008 to 2010
- Yields Above Market Rates
- $7.5 Million in State Tax Credit Brokerage Revenue from 2008 to 2010
- Continued Growth Opportunities

ENTERPRISE FINANCIAL

SPECIALTY LENDING OUTLOOK

- Enterprise Value Lending
  - Mergers & Acquisitions-related lending, over $50 Million outstanding
  - New mezzanine debt fund launched
- Life Insurance Premium Finance
  - More than $100 Million in loan commitments
  - Funding tail provides built-in growth

ENTERPRISE FINANCIAL

SPECIALTY LENDING OUTLOOK



- Tax Credit Related Lending
  - Over $100 Million in Affordable Housing and New Market Tax Credit Loans
  - Awarded $35 Million in New Market Tax Credits
- Small Business Administration Lending
  - SBA program enhancements create new opportunities
  - SBA guaranty reduces risk
  - Compatible with our market space



Tax credits outlook

- Missouri State Tax Credit Brokerage
  - Tax Credits Purchased from Affordable Housing Fund and Sold to High Net-worth Individuals
  - Generated $2.3 Million in Revenue in 2010





ENTERPRISE FINANCIAL

FAVORABLE FUTURE INDICATORS


OFF
FULL

- Built-in Growth
- Strengthening M&A Activity
- Enhanced SBA Programs
- Solid Track Record
- Strong Referral Sources

ENTERPRISE FINANCIAL



SUMMING UP

Peter Benoist
President & CEO, Enterprise Financial

VALUED BY THE MOST IMPORTANT STAKEHOLDER OF ALL: OUR CLIENTS


49%
18%
Enterprise
Bank Avg.

Net Promoter Score

Satmetrix - Internal survey

92% Positive Ratings by Enterprise University Participants

85% of Business Owners Likely to Recommend, Top Among 10 Peer Banks in St. Louis - Greenwich Research

ENTERPRISE FINANCIAL

IMPROVING MARKET VALUATION


100
80
60
40
20
0
-20
Percentage Increase
Apr 2010
Jul 2010
Oct 2010
Jan 2011
Apr 2011
EFSC
KBW Bank
S&P 500

Share Price Change (%)

ENTERPRISE FINANCIAL

SUMMARY

- We're growing core earnings
- We've strengthened our balance sheet
- We have the right business model
- We have the people and locations to continue our success in Phoenix
- We have the expertise in specific niches to produce a premium profit

ENTERPRISE FINANCIAL

QUESTIONS?

